Exhibit 10.6







                             D.L. PETERSON TRUST,

                           WILMINGTON TRUST COMPANY,
                        Not in its Individual Capacity
                          but Solely as SUBI Trustee,

                               RAVEN FUNDING LLC

                                      and

                      PHH VEHICLE MANAGEMENT SERVICES LLC
                                  as Servicer


                        SOLD SUBI SUPPLEMENT 1999-1 TO
                              SERVICING AGREEMENT


                           DATED AS OF JUNE 30, 1999

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                               TABLE OF CONTENTS


                                                                          Page
ARTICLE V
     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Section 5.1.   Definitions   . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE VI REPRESENTATIONS ANDWARRANTIES OF SERVICER . . . . . . . . . . . . 6
     Section 6.1.   Organization and Power  . . . . . . . . . . . . . . . .  6
     Section 6.2.   Authorization, Execution and Validity   . . . . . . . .  6
     Section 6.3.   No Conflict . . . . . . . . . . . . . . . . . . . . . .  7
     Section 6.4.   Litigation. . . . . . . . . . . . . . . . . . . . . . .  7
     Section 6.5.   Consents. . . . . . . . . . . . . . . . . . . . . . . .  7
     Section 6.6.   Year 2000 Compliance. . . . . . . . . . . . . . . . . .  7

ARTICLE VII SPECIFIC REQUIREMENTS FOR ADMINISTRATION AND SERVICING OF
            THE SOLD SUBI PORTFOLIO . . . . . . . . . . . . . . . . . . . .  8
     Section 7.1.   Servicing Obligations   . . . . . . . . . . . . . . . .  8
     Section 7.2.   Servicer Bound by Servicing Agreement   . . . . . . . .  8
     Section 7.3.   Application of Proceeds   . . . . . . . . . . . . . . .  9
     Section 7.4.   Monthly Servicer Advances   . . . . . . . . . . . . . .  9
     Section 7.5.   Payment of Fees and Expenses  . . . . . . . . . . . . . 10
     Section 7.6.   Servicing Compensation  . . . . . . . . . . . . . . . . 10
     Section 7.7.   Insurance Policies  . . . . . . . . . . . . . . . . . . 10
     Section 7.8.   Corporate Existence: Status; Merger   . . . . . . . . . 12
     Section 7.9.   Indemnification   . . . . . . . . . . . . . . . . . . . 12
     Section 7.10.  Liens   . . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 7.11.  Record Keeping  . . . . . . . . . . . . . . . . . . . . 13
     Section 7.12.  Other Transactions  . . . . . . . . . . . . . . . . . . 13
     Section 7.13.  Amendment of Policies   . . . . . . . . . . . . . . . . 13
     Section 7.14.  Amendment of Leases   . . . . . . . . . . . . . . . . . 13
     Section 7.15.  Servicer Payment in Respect of Certain Leases
                    and Trust Vehicles. . . . . . . . . . . . . . . . . . . 14

ARTICLE VIII STATEMENTS AND REPORTS  . . . . . . . . . . . . . . . . . . .  16
     Section 8.1.   Reporting by the Servicer   . . . . . . . . . . . . . . 16
     Section 8.2.   Annual Accountants' Reports   . . . . . . . . . . . . . 17
     Section 8.3.   Other Certificates and Notices from Servicer  . . . . . 17
     Section 8.4.   Period End Dates  . . . . . . . . . . . . . . . . . . . 18

ARTICLE IX TERMINATION OF SERVICER . . . . . . . . . . . . . . . . . . . .  18
     Section 9.1.   Termination of Servicer as to Sold SUBI Portfolios  . . 18
     Section 9.2.   No Effect on Other Parties  . . . . . . . . . . . . . . 20

ARTICLE X ASSIGNMENT OF SERVICING AGREEMENT RIGHTS . . . . . . . . . . . .  21
     Section 10.1.  Assignment  . . . . . . . . . . . . . . . . . . . . . . 21

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ARTICLE XI MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .  21
     Section 11.1.  Termination of Agreement  . . . . . . . . . . . . . . . 21
     Section 11.2.  Amendment   . . . . . . . . . . . . . . . . . . . . . . 21
     Section 11.3.  Governing Law   . . . . . . . . . . . . . . . . . . . . 22
     Section 11.4.  Notices   . . . . . . . . . . . . . . . . . . . . . . . 23
     Section 11.5.  Third Party Beneficiary   . . . . . . . . . . . . . . . 23
     Section 11.6.  Severability  . . . . . . . . . . . . . . . . . . . . . 23
     Section 11.7.  Binding Effect  . . . . . . . . . . . . . . . . . . . . 23
     Section 11.8.  Article and Section Headings  . . . . . . . . . . . . . 23
     Section 11.9.  Execution in Counterparts   . . . . . . . . . . . . . . 23
     Section 11.10. Further Assurances   . . . . . . . . . . . . . . . . . 24
     Section 11.11. Limitation of Liability  . . . . . . . . . . . . . . . 24
     Section 11.12. Series Liabilities   . . . . . . . . . . . . . . . . . 24
     Section 11.13. No Petition  . . . . . . . . . . . . . . . . . . . . . 24

Exhibit A   -   Form of Servicer Certificate
Exhibit B   -   Form of Quarterly Servicer's Certificate
Schedule X  -   Period End Dates for 1999






























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                        SOLD SUBI SUPPLEMENT 1999-1 TO
                              SERVICING AGREEMENT

     THIS SOLD SUBI SUPPLEMENT 1999-1 TO SERVICING AGREEMENT (the "Sold SUBI Servicing Supplement"), dated as of June 30, 1999, is among D.L. PETERSON TRUST, a Delaware business trust (the "Trust"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as a SUBI Trustee (hereinafter, together with its successors and assigns, the "SUBI Trustee") of the Trust, RAVEN FUNDING LLC, a Delaware limited liability company ("SPV") and PHH VEHICLE MANAGEMENT SERVICES LLC, a Delaware limited liability company ("VMS") as Servicer (in such capacity, the "Servicer").

                                   RECITALS

     A. SPV, as settlor (in such capacity, the "Settlor") and VMS, as UTI Trustee, (in such capacity, together with any successor or permitted assign, the "UTI Trustee") and Wilmington Trust Company, as Delaware Trustee (in such capacity, together with any successor or permitted assign, the "Delaware Trustee"; together with the UTI Trustee, the "Trustees") have entered into that certain Amended and Restated Origination Trust Agreement dated as of June 30,1999 (as modified, supplemented or amended from time to time, the "Origination Trust Agreement") pursuant to which the Settlor continued the Trust for the purpose of acting as agent and nominee owner of various Trust Assets (as defined in the Origination Trust Agreement) in accordance with the Origination Trust Agreement.

     B. The Trust, the SPV and the Servicer also have entered into that certain Servicing Agreement dated as of June 30,1999 (as modified, supplemented or amended from time to time, the "Servicing Agreement"), which provides, among other things, for the servicing of the Trust Assets by the Servicer.

     C. The Origination Trust Agreement contemplates that, from time to time the UTI Trustee, on behalf of the Trust and at the direction of the Initial Beneficiary, will identify and allocate on the Trust's books and records certain Trust Assets within separate SUBI Portfolios (as defined in the Origination Trust Agreement) and create and issue to the Initial Beneficiary separate special units of beneficial interest in the Trust or "SUBIs" (as defined in the Origination Trust Agreement), the beneficiary or beneficiaries of which generally will hold undivided beneficial interests in the related SUBI Portfolios, all as set forth in the Origination Trust Agreement.

     D. Concurrently herewith, the Initial Beneficiary, the UTI Trustee, the Servicer, the Delaware Trustee and the SUBI Trustee are entering into two separate SUBI supplements (the "1999-1A SUBI Supplement" and the "1999-1B SUBI Supplement" to create and issue to SPV three separate SUBI Certificates

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(the "1999-1A SUBI Certificate", the "Class X 1999-1B SUBI Certificate" and
the "Class Y 1999-1B SUBI Certificate; and collectively, the "Sold SUBI Certificates"). The 1999-1A SUBI Certificate evidences the entire and exclusive beneficial interest in a separate SUBI consisting of Trust Vehicles, Leases and related Trust Assets (the "1999-1A SUBI Portfolio") and the Class X 1999-1B SUBI Certificate and the Class Y 1999-B SUBI Certificate (collectively referred to as the "1999-1B SUBI Certificates") collectively evidence the entire and exclusive beneficial interest in a separate SUBI consisting of an ownership interest in the Fleet Receivables and related Trust Assets (the "1999-1B SUBI Portfolio"). The 1999-1A SUBI and the 1999-1B SUBI are referred to herein as the "Sold SUBIs" and the 1999-1A SUBI Portfolio and the 1999-1B SUBI Portfolio are referred to herein as the "Sold SUBI Portfolios".

     E. Concurrently herewith, SPV is entering into a Transfer Agreement with Greyhound Funding LLC (the "Issuer") pursuant to which SPV is transferring all of its right, title and interest in and to the 1999-1A Sold SUBI, the 1999-1A Sold SUBI Certificate, the portion of the 1999-1B Sold SUBI represented by the Class X 1999-1B Sold SUBI Certificate and the Class X 1999-1B Sold SUBI Certificate.

     F. Issuer will issue (i) debt securities pursuant to an Indenture between the Issuer and the Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee") and (ii) preferred membership interests in the Issuer, pursuant to the LLC Agreement and use the proceeds thereof on the date hereof to satisfy certain claims on the Trust Assets allocated to the Sold SUBI Portfolios and to make a distribution to SPV and thereafter will use the proceeds thereof to fund the acquisition of subsequent additions to the Trust Assets allocated to the 1999-1A SUBI.

     G. The parties hereto desire, pursuant to this Sold SUBI Servicing Supplement, to supplement the terms of the Servicing Agreement insofar as they apply to the Sold SUBI Portfolios providing for specific servicing obligations that will benefit the SPV, as holder of the Class Y 1999-1B SUBI Certificate, the Issuer, as the holder of the 1999-1A SUBI Certificate and Class X 1999-1B SUBI Certificate, and the Indenture Trustee, as the pledgee of the Class X 1999-1B SUBI Certificate and 1999-1A SUBI Certificate.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and in the Servicing Agreement, the parties hereto agree to the following supplemental obligations with regard to the Sold SUBI
Portfolio:



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                                   ARTICLE V

                                  DEFINITIONS

     Section 5.1.   Definitions.

     For all purposes of this Sold SUBI Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them (i) by Schedule 1 to the Indenture, (ii) if not defined therein, by the Servicing Agreement, (iii) if not defined therein, by the Origination Trust Agreement, or (iv) if not defined therein, by the Sold SUBI Supplement, (b) the capitalized terms defined in this Sold SUBI Servicing Supplement have the meanings assigned to them in this Sold SUBI Servicing Supplement and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof' and the like shall refer to this Sold SUBI Servicing Supplement as a whole and not to any particular article or section within this Sold SUBI Servicing Supplement, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

                                  ARTICLE VI

                              REPRESENTATIONS AND
                            WARRANTIES OF SERVICER

     The Servicer represents and warrants to the Trustees, the SPV, the Issuer and the Indenture Trustee on behalf of the Investor Noteholders as follows:

     Section 6.1.   Organization and Power.

     Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to carry on its business as now conducted and to enter into and perform its obligations hereunder and under each of the other Transaction Documents to which it is a party. The Servicer is qualified to do business and in good standing in every other jurisdiction where the failure to do so would have a Material Adverse Effect.

     Section 6.2.   Authorization, Execution and Validity.

     Servicer has duly authorized, executed and delivered this Sold SUBI Servicing Supplement and the Servicing Agreement and (assuming the due authorization, execution and delivery by each other party thereto) this Sold SUBI Servicing Supplement and the Servicing Agreement constitute the legal, valid and binding obligations of Servicer, enforceable against Servicer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in


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general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 6.3.   No Conflict.

     The execution, delivery and performance by Servicer of this Sold SUBI Servicing Supplement and the Servicing Agreement and compliance by Servicer with its obligations hereunder and thereunder do not (1) require any approval of the shareholders of Servicer or any approval or consent of any trustee or holder of any indebtedness or obligation of Servicer, other than such consents and approvals as have been obtained, (2) contravene any Applicable Law, (3) breach or contravene Servicer's limited liability company agreement, or (4) contravene or result in any breach of or creation of any Lien (other than pursuant to the Transaction Documents) upon any property of Servicer under any indenture, mortgage, loan agreement, lease or other agreement or instrument to which Servicer is a party or by which Servicer or any of its properties is bound.

     Section 6.4.   Litigation.

     There are no actions, suits or proceedings pending or, to the knowledge of Servicer, threatened against the Servicer, before any Governmental Authority which individually or in the aggregate would impair the ability of Servicer to perform its obligations under this Sold SUBI Servicing Supplement or the Servicing Agreement or which question the validity of this Sold SUBI Servicing Supplement or the Servicing Agreement or any action taken or to be taken pursuant hereto or thereto. Servicer is not in default with respect to any order of any Governmental Authority, the default under which would adversely affect the ability of Servicer to perform its obligations under this Sold SUBI Servicing Supplement or the Servicing Agreement.

     Section 6.5.   Consents.

     No consent, approval or authorization of, or filing, registration or qualification with, or giving of notice or taking of any other action with respect to, any Governmental Authority is required in connection with the execution, delivery and performance by Servicer of this Sold SUBI Servicing Supplement or the Servicing Agreement, or the performance by Servicer of the transactions contemplated hereby or of any of the transactions contemplated by any of the Servicing Agreement, other than any such consent, approval, authorization, filing, registration, qualification, notice or action as has been duly obtained, given or taken and is in full force and effect.

     Section 6.6.   Year 2000 Compliance.

     Servicer has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program

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to address on a timely basis, the risk that certain computer applications used by the Servicer (or any of its material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not have a Material Adverse Effect on the interests of the holders of any SUBI Certificate or any pledgee of any SUBI Certificate.

                                  ARTICLE VII

                           SPECIFIC REQUIREMENTS FOR
                         ADMINISTRATION AND SERVICING
                          OF THE SOLD SUBI PORTFOLIO

     Section 7.1.   Servicing Obligations.

     (a) The Servicer, until terminated pursuant to Section 9.1 shall service, administer and make collections on the Trust Assets allocated to the Sold SUBI Portfolios in accordance with terms and provisions of the Servicing Agreement.

     (b) The Servicer shall account to the SUBI Trustee, the Issuer and the Indenture Trustee with respect to the 1999-1A Sold SUBI Portfolio and the portion of the 1999-1B Sold SUBI Portfolio represented by the Class X 1999-1B SUBI Certificate separately from any other Portfolio. The Servicer shall account to the SUBI Trustee and SPV with respect to the portion of the 1999-1B SUBI Portfolio, represented by the Class Y 1999-1B Sold SUBI Certificate, separately from any other Portfolio.

     Section 7.2.   Servicer Bound by Servicing Agreement.

     (a) The Servicer shall continue to be bound by all provisions of the Servicing Agreement with respect to the Trust Assets allocated to the Sold SUBI Portfolios, including the provisions of Article II thereof relating to the administration and servicing of Trust Vehicles, Leases and Fleet Receivables; and the provisions set forth herein shall operate either as additions to or modifications of the existing obligations of the Servicer under the Servicing Agreement, as the context may require. In the event of any conflict between the provisions of this Sold SUBI Servicing Supplement and the Servicing Agreement with respect to the Sold SUBIs, the provisions of this Sold SUBI Servicing Supplement shall prevail.

     (b) For purposes of determining the Servicer's obligations with respect to the servicing of the Sold SUBI Portfolios under this Sold SUBI Servicing Supplement, general references in the Servicing Agreement to: (i) a SUBI Portfolio shall be deemed to refer more specifically to a Sold SUBI Portfolio; (ii) a SUBI Servicing Agreement Supplement shall be deemed to

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refer more specifically to this Sold SUBI Servicing Supplement; and (iii) a
Sold SUBI Supplement shall be deemed to refer more specifically to a Sold SUBI Supplement relating to one of the Sold SUBI Portfolios.

     Section 7.3.   Application of Proceeds.

     In accordance with Section 2.2(c) of the Servicing Agreement, Servicer shall pay all Collections received in respect of the Sold SUBIs as follows:

     (a) The Servicer shall deposit all Collections received in respect of to the Sold SUBIs into the Collection Account within two (2) Business Days of receipt thereof. In addition, at any time when either any Series of Investor Notes or Preferred Membership Interests is outstanding, if the Servicer obtains confirmation from each Rating Agency with respect to such Series of Investor Notes and such series of Preferred Membership Interests, and provides evidence of such confirmation to the Indenture Trustee and the Issuer, of the utilization by the Servicer of an alternative remittance schedule with respect to Collections (including the use of an alternative remittance schedule pursuant to which the obligations of the Servicer to make such remittances are secured by a letter of credit satisfactory to such Rating Agencies), the Servicer may remit such Collections in accordance with that alternative remittance schedule. Without limiting the generality of the foregoing, if VMS is the Servicer and (i) shall have the Required Rating or
(ii) the Indenture Trustee and the Issuer otherwise shall have received written notice from each of the Rating Agencies with respect to each Series of Investor Notes and each series of Preferred Membership Interests that the then outstanding rating on each Series of Investor Notes and each Series of Preferred Membership Interests would not be lowered or withdrawn as a result, the Servicer may deposit all amounts referred to above for any Monthly Period into the Collection Account not later than the related Settlement Date; provided that (i) if a Servicer Termination Event has occurred and is continuing or (ii) the Servicer has been terminated as such pursuant to
Section 9.1 or (iii) the Servicer ceases to have the Required Rating, Servicer shall deposit all amounts (including any amounts then being held by Servicer) into the Collection Account as provided above.

     (b) After the payment in full of each Series of Investor Notes and the redemption in full of each series of Preferred Membership Interests, the Servicer shall pay all Collections in accordance with the instructions provided by the Issuer from time to time.

     Section 7.4.   Monthly Servicer Advances.

     On or prior to each Settlement Date, the Servicer shall make a Monthly Servicer Advance in an amount equal to the amount by which the aggregate monthly lease payments billed and unpaid under all Unit Leases and all Fleet Receivables billed and unpaid during the preceding Monthly Period exceeds the

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amount of Collections in respect of such payments during such Monthly Period provided, however, that the Servicer shall not (a) be required to make any Monthly Servicer Advance in respect of any Unit Lease or Fleet Receivable that it reasonably determines, in its sole discretion, is unlikely to be paid from subsequent Collections on such Unit Lease or Fleet Receivable or (b) make any Monthly Servicer Advance with respect to any Charged-Off Lease. On each Settlement Date, the Servicer shall be entitled to be reimbursed in accordance with the Indenture for amounts previously advanced by the Servicer hereunder in respect of delinquent monthly lease payments or delinquent Fleet Receivables out of amounts collected in respect of such delinquent monthly lease payment or delinquent Fleet Receivables during the immediately preceding Monthly Period.

     Section 7.5.   Payment of Fees and Expenses.

     Servicer shall pay all expenses incurred in connection with the administration and servicing of the Sold SUBIs, the Sold Units and the Fleet Receivables, including, without limitation, expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the SUBI Trustee, independent accountants, taxes imposed on Servicer and any SUBI Trustee or Delaware Trustee indemnity claims, including those arising under Sections 5.5, 6.8 and 7.1 of the Origination Trust Agreement.

     Section 7.6.   Servicing Compensation.

     Notwithstanding anything to the contrary in Section 2.5 of the Servicing Agreement, the Servicing Fee with regard to the Sold SUBI Portfolios shall be calculated and paid on each Settlement Date pursuant to the Indenture.

     Section 7.7.   Insurance Policies.

     (a) So long as the 1999-1A SUBI Certificate is outstanding, the Servicer shall have in effect, maintain and keep in force for the benefit of the Origination Trust, or cause the Origination Trust to have in effect, maintain and keep in force, insurance with respect to the SUBI Trust Assets against such hazards, in such form and in such amounts as follows:

          (i) Contingent and excess automobile liability insurance policies with Continental Casualty Company (or other nationally recognized insurance company with a rating of at least A by A.M. Best), with limits of no less than $1,000,000 per occurrence, covering losses in the event that an Obligor's primary insurance policy is not collectible at the time of loss or that a liability claim exceeds the policy limit of the Lessee primary insurance.


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          (ii) Interim automobile liability insurance coverage with
     Continental Casualty Company (or other nationally recognized insurance company with a rating of at least A by A.M. Best), with limits of no less than $1,000,000 per occurrence, covering losses (i) prior to the time that an Obligor's primary insurance becomes effective and (ii) after a Unit
     Lease has terminated.

          (iii) Umbrella excess liability insurance of not less than $25,000,000 with an insurer that has a rating of at least A by A.M. Best. Such coverage shall be on a per occurrence basis and over and above the coverage provided by the policies described in paragraphs (i) and (ii) above. The umbrella excess liability policies shall not restrict coverages as set forth in paragraphs (i) and (ii) above.

          (iv) All policies of insurance required to be maintained pursuant to this section shall be subject to such deductibles or retentions as are consistent with industry practices of prudent automobile and light truck vehicle lease companies or lessors.

     (b) All policies of insurance required to be maintained pursuant to this section shall name the Origination Trust, SPV and the Issuer as additional insureds as their interests shall appear (the "Additional Insured"). Each policy of insurance required under the provisions of this section shall contain an endorsement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of the Servicer or other insured that might otherwise give rise to a defense by the insurer to its payment of such loss. Each policy shall expressly provide that all provisions thereof, except liability for premiums (which shall be solely a liability of the Servicer) and the limits of the insurer's liability under the policy shall operate in the same manner as if there were a separate policy covering each Additional Insured. Each such policy shall provide that if such insurance is to be canceled, terminated or materially changed for any reason whatsoever, the insurers (or their representatives) will promptly notify the Additional Insureds, and any such cancellation, termination or change shall not be effective until 30 days (10 days for non-payment of premium) after receipt of such notice by the Additional Insureds.

     (c) The Servicer will advise the Additional Insureds in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Servicer which may invalidate or render unenforceable, in whole or in part, any insurance being maintained pursuant to this section. The Servicer will deliver to the Additional Insureds, promptly upon request and in any event within 30 days after the end of each fiscal year of the Servicer, a certificate signed by an authorized officer of the Servicer (x) attaching certificates of all insurance policies relating to

                                      -11-

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the Sold SUBI Portfolios, and stating that all premiums then due thereon have been paid and that such policies are in full force and effect and (y) stating that such insurance policies comply with the requirements of this section.

     Section 7.8.   Corporate Existence: Status; Merger.

     (a) With reference to Section 2.16(a) of the Servicing Agreement, the Servicer also will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Servicer to perform its obligations under, this Supplement and the Servicing Agreement.

     (b) With reference to Section 2.16(b) of the Servicing Agreement, whenever a successor to the Servicer by merger or consolidation is required to execute and deliver to the SUBI Trustee an agreement as to the assumption by the successor of the Servicer's obligations under the Servicing Agreement, such agreement also must contain a similar assumption of the Servicer's obligations under this Supplement.

     Section 7.9.   Indemnification.

     The Servicer agrees to indemnify, defend and hold harmless the UTI Holder, the Origination Trust, the Trustees and their respective agents, SPV, the Issuer and the Indenture Trustee, on behalf of the Investor Noteholders, for any and all liabilities, losses, damages and expenses that may be incurred as a result of any negligent act or omission by the Servicer in connection with its maintenance and custody of the Lease Documents and Certificates of Title, the servicing of the Sold SUBI Portfolios or any other activity undertaken or omitted by the Servicer with respect to any Sold SUBI, this Sold SUBI Servicing Supplement or the Servicing Agreement. The obligations set forth in this Section 7.9 shall survive the termination of this Sold SUBI Servicing Supplement, the Servicing Agreement and the Origination Trust Agreement or the resignation or removal of the Servicer or any Origination Trustee.

     Section 7.10.  Liens.

     The Servicer will not directly or indirectly create, allow or suffer to exist any Lien on the Sold SUBI Certificates, the Sold SUBIs, the Sold Units or any other Trust Assets included in the Sold SUBI Portfolios, other than Permitted Liens.






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     Section 7.11.  Record Keeping.

     The Servicer shall maintain its computer systems relating to the Sold Units so that, from and after the time of the allocation of Sold Units to the 1999-1A SUBI Portfolio, the Servicer's master computer records (including any backup archives) that refer to a Sold Unit shall indicate clearly the interest of the Issuer therein allocated at the UTI Trustee's direction by the Origination Trustee to the 1999-1A SUBI Portfolio. The Servicer shall maintain its computer systems relating to the Fleet Receivables so that, from and after the time of the allocation of the Fleet Receivables to the 1999-1B SUBI Portfolio, the Servicer's master computer records (including any backup archives) that refer to a Fleet Receivable shall indicate clearly the interests of SPV and the Issuer therein.

     Section 7.12.  Other Transactions.

     If at any time VMS shall propose to sell, grant a security interest in or otherwise transfer an interest in Origination Trust Assets allocated to the UTI Interest or any SUBI (other than the Sold SUBIs to any prospective purchaser, lender or other transferee, the Servicer will not give such prospective purchaser, lender or other transferee any computer tapes, records or printouts (including any restored from backup archives) unless, if they shall refer in any manner whatsoever to any Sold Unit allocated to the 1999-1A SUBI Portfolio or any Fleet Receivable allocated to the 1999-1B SUBI Portfolio, such computer tapes, records or printouts shall indicate clearly that a beneficial interest in such Sold Unit or Fleet Receivable has been issued to the SPV and, as applicable, sold or pledged by SPV to any other Person.

     Section 7.13.  Amendment of Policies.

     So long as the 1999-1A SUBI Certificate is outstanding, the Servicer shall not amend or modify the Policies if such amendment or modification would have a material adverse effect on the collectibility of amounts owing in respect of the Leases or on the interests of the holders of the Sold SUBIs or any assignee or pledgee thereof therein.

     Section 7.14.  Amendment of Leases.

     So long as the 1999-1A SUBI Certificate is outstanding, the Servicer shall not (i) amend or modify any Lease if such amendment or modification would (x) decrease any amount payable under such Lease upon the early termination thereof or reduce any payment due under any such Lease upon the expiration thereof or (y) extend the final termination date for such Lease if such Lease would not have been an Eligible Lease at the time it was first included in the Aggregate Lease Balance had such extension been effected at such time or (ii) convert the floating interest rate under any Lease to a rate which is lower than the greater of (x) the fixed rate into which such floating rate is converted in accordance with such Lease and (y) one-half of 1% in excess of the PHH Treasury Note Rate on the conversion date.

     Section 7.15. Servicer Payment in Respect of Certain Leases and Trust Vehicles.

     (a) In connection with SPV's contribution of certain of the Trust Assets to the Trust pursuant to the Contribution Agreement and the allocation of the Trust Assets to the 1999-1A SUBI on the Closing Date, the Servicer will deliver a certificate of an Authorized Officer, substantially in the form of Exhibit A, representing and warranting to SPV, the Issuer and the Indenture Trustee that (i) all of the Master Lease Agreements allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Master Leases as of the Initial Cut-Off Date, (ii) all of the Leases under such Master Lease Agreements included in the Initial Aggregate Lease Balance were Eligible Leases as of the Initial Cut-Off Date and (iii) all of the Consumer Leases allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Consumer Leases as of the Initial Cut-Off Date.

     (b) At the time of its origination of a new Lease under a Master Lease Agreement allocated to the 1999-1A SUBI Portfolio pursuant to Section 2.2 of the Servicing Agreement, the Servicer shall determine whether such Lease is an Eligible Lease and, if it so determines that a new Lease is an Eligible Lease and, as a result thereof, increases the Aggregate Lease Balance to include such Lease, the Servicer shall be deemed to have represented to the holder of the 1999-1A SUBI Certificate and each assignee or pledgee thereof that such Lease constitutes an Eligible Lease as of the first date on which such Lease is included by the Servicer in the Aggregate Lease Balance.

     (c) In connection with, and as a condition to, any allocation of a new Master Lease Agreement to the 1999-1A SUBI Portfolio pursuant to Section 11.2(b) of the 1999-1A Sold SUBI Supplement, the Servicer shall determine that such Master Lease Agreement is an Eligible Master Lease of the date of such allocation and deliver to SPV, the Issuer and the Indenture Trustee a certification of an Authorized Officer in accordance with Section 11.2(d) of the 1999-1A Sold SUBI Supplement.

     (d) In connection with, and as a condition to, any allocation of a new Consumer Lease to the 1999-1A SUBI Portfolio pursuant to Section 11.2(c) of the 1999-1A Sold SUBI Supplement, the Servicer shall determine that such Consumer Lease is an Eligible Consumer Lease as of the date of such allocation and shall deliver to SPV, the Issuer and the Indenture Trustee a certification of an Authorized Officer in accordance with Section 11.2(d) of the 1999-1A Sold SUBI Supplement.

     (e) At the time of any acquisition of a Paid-In-Advance Vehicle, the Servicer shall be deemed to have represented to the holder of the 1999-1A SUBI Certificate and each assignee or pledgee thereof that the Master Lease Agreement under which such Paid-In-Advance Vehicle is being acquired is not an Ineligible Delinquent Lease.

     (f) The certifications of the Servicer described in Sections 7.15(a) through (e) (each a "Certification") shall survive delivery of the related Certification. Upon discovery by SPV, the Issuer, the Indenture Trustee or the Servicer that any such Certification was incorrect when made or deemed made and such breach of representation and warranty materially and adversely affects the collectibility of, or the interest of the holder of the 1999-1A SUBI Certificate, or any assignee or pledgee thereof in, such Master Lease Agreement, Consumer Lease or Lease, as the case may be, the party discovering such incorrectness shall give prompt written notice to the others. Within 30 days of its discovery of such breach or notice to such effect to the Servicer, the Servicer shall cure in all material respects the circumstances or condition giving rise to such breach. If the Servicer is unable or unwilling to so cure any such breach, it shall, as the sole remedy for such breach (i) deposit (or cause to be deposited) into the Collection Account on the first Settlement Date following such 30-day period an amount equal to the Aggregate Lease Balance of all Leases under such Master Lease Agreement as of the last day of the immediately preceding Monthly Period plus, in the case of a Closed-End Lease, the aggregate Net Book Value of the Leased Vehicles subject to such Master Lease Agreement as of such day, in the case of a repurchase of a Master Lease Agreement, the Lease Balance of such Consumer Lease as of the last day of the immediately preceding Monthly Period plus, in the case of a Closed-End Lease, the Net Book Value of the Leased Vehicle subject to such Consumer Lease as of such day, in the case of a repurchase of a Consumer Lease, the Lease Balance of such Lease as of the last day of the immediately preceding Monthly Period plus, in the case of a Closed-End Lease, the Net Book Value of the Leased Vehicle subject to such Lease as of such day, in the case of a repurchase of a Lease, or the cost of the Paid-In-Advance Vehicle, in the case of a repurchase of a Paid-In-Advance Vehicle (which deposit shall constitute the full purchase price in respect of the purchase of such Master Lease Agreement, such Consumer Lease, such Lease or such Paid-In-Advance Vehicle, as the case may be), (ii) purchase such Master Lease Agreement, such Consumer Lease or such Lease and the related Leased Vehicle or Vehicles or such Paid-In-Advance Vehicles from the Origination Trust, and (iii) indemnify, defend and hold harmless the holders of any 1999-A SUBI Certificate (including, without limitation, SPV, the Issuer and the Indenture Trustee on behalf of the Investor Noteholders) and any subsequent servicer (if other than the current Servicer) from and against, any and all loss or liability with respect to or resulting from any such Master Lease, Consumer Lease, Lease, Leased Vehicle or Paid-In-Advance (including, without limitation, the reasonable fees and expenses of counsel). At any time following such repurchase, if requested by the Servicer, the Trust Vehicle or

Vehicle will be re-titled in the name of the Servicer or its designee (other than the Trust, the SPV or the Issuer).

     (g) The obligations of the Servicer pursuant to this Section 7.15 shall survive any termination of the Servicer with respect to the Sold SUBI Portfolio under this Supplement or the Servicing Agreement.

                                 ARTICLE VIII

                            STATEMENTS AND REPORTS

     Section 8.1.   Reporting by the Servicer.

     (a) The Servicer shall deliver to SPV, the Issuer and the Indenture Trustee or any subsequent holder or pledgee of the Sold SUBI Certificates all reports and other documents required to be delivered to the Origination Trustee pursuant to the Servicing Agreement concurrently with their delivery to the Origination Trustee.

     (b) On each Determination Date, the Servicer shall deliver to the Origination Trustee, SPV, the Issuer and the Indenture Trustee and each Rating Agency, a certificate of an Authorized Officer in respect of the immediately preceding Monthly Period with respect to each Series of Investor Notes (each a "Settlement Statement") substantially in the form attached to the related Indenture Supplement.

     (c) Prior to 1:00 p.m. (New York City time), on each Deposit Date, the Servicer shall deliver to the Origination Trustee, SPV, the Issuer and the Indenture Trustee, a Deposit Report, setting forth the aggregate amount of Collections deposited in the Collection Account on such Deposit Date.

     (d) Within ten Business Days of the last Business Day of each fiscal quarter of the Issuer, the Servicer shall deliver to the Origination Trustee, SPV, the Issuer and the Indenture Trustee a copy of a Quarterly Compliance Certificate of an Authorized Officer, substantially in the form of Exhibit B, dated as of the end of the preceding fiscal quarter, stating that (i) review of the activities of the Servicer during the preceding fiscal quarter (or, in the case of the first such certificate, from the Initial Closing Date) and of its performance under this Agreement has been under such Authorized Officer's supervision and (ii) to the best of such Authorized Officer's knowledge, based on such review, the Servicer has fulfilled all its obligations in all material respects under this Agreement, throughout such fiscal quarter or, if there has been a default in any material respect in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 8.2.   Annual Accountants' Reports.

     The Servicer shall cause Deloitte & Touche LLP or another firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer, to deliver to SPV, the Issuer, the Indenture Trustee, and each Rating Agency on or before March 31 of each year concerning the 12-month period ended December 31 of the preceding year (or such other first period since the date of this Sold SUBI Servicing Supplement), beginning March 31, 2000, (i) a report to the effect that such firm (A) has reviewed certain documents and records relating to the servicing of the Trust Assets allocated to the 1999-1A SUBI Portfolio and (B) based on such review, such firm is of the opinion that the Settlement Statements for such year were prepared in compliance with this Sold SUBI Servicing Supplement; except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report, and (ii) a report to the effect that such firm has examined the assertion of Servicer's management as to its compliance with the servicing requirements set forth in
Article II of the Servicing Agreement with respect to such 12-month (or other) period and that (A) such examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and (B) except as described in the report, management's assertion is fairly stated in all material respects. The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     Section 8.3.   Other Certificates and Notices from Servicer.

     (a) The Servicer shall deliver to SPV, the Issuer, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than three Business Days thereafter, an Officer's Certificate specifying the nature and status of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event.

     (b) The Servicer shall deliver to SPV, the Issuer, the Indenture Trustee and each Rating Agency on a quarterly basis, within 45 days following the end of each quarter, a certificate executed by a duly authorized officer of the Servicer stating whether or not, if all "employee benefit plans" subject to Title IV of ERISA which Servicer, or any entity which is a member of a "Controlled Group", of which the Servicer is also a member, maintains or sponsors were terminated on the last day of the immediately preceding quarter or immediately after such date, there would be any unfunded liabilities with respect to any such plan, its participants or beneficiaries, or the Pension Benefit Guarantee Corporation.

     Section 8.4.   Period End Dates.

     The Servicer shall establish the Period End Dates for each calendar year. The Period End Date will generally be the last Saturday of each calendar month unless the last Saturday of a calendar month is too close to the end of such month to permit orderly billing, in which event the Period End Date shall be the second to last Saturday of the month. The remaining Period End Dates for calendar year 1999 are set forth on Schedule X. On or prior to December 1 of each calendar year, commencing December 1, 1999, the Servicer shall deliver to SPV, the Issuer and the Indenture Trustee a list of the Period End Dates for the next calendar year and Schedule X shall be deemed to be amended thereby.

                                  ARTICLE IX

                            TERMINATION OF SERVICER

     Section 9.1.   Termination of Servicer as to Sold SUBI Portfolios.

     (a) Notwithstanding any statement to the contrary contained in Article III of the Servicing Agreement, the Servicer may be terminated by the Issuer, subject to Section 10.1 of this Sold SUBI Servicing Supplement, upon written notice to the Servicer, with respect to the Sold SUBI Portfolios to the extent a Servicer Termination Event shall have occurred and be continuing.
As used herein, the term "Servicer Termination Event" shall mean any of the following acts or occurrences:

          (i) The Servicer shall have failed to deposit or transfer any amounts that are required to be deposited or transferred related to the Sold SUBIs as provided in Section
     7.3 of this Sold SUBI Servicing Supplement, and such failure continues for two (2) Business Days after the discovery of such failure by the Servicer or the receipt by the Servicer of written notice thereof from the Issuer or the Indenture Trustee;

          (ii) The Origination Trustee, the Issuer or the Indenture Trustee shall not have received the Monthly Report within three (3) Business Days after the date any such report is due;

         (iii)  The Servicer shall default in the due
     performance and observance of any other provision of this Agreement, and such default shall have continued for a period of 30 days after the earlier to occur of (x) written notice thereof shall have been given to the Servicer, by the Issuer or the Indenture Trustee or (y) discovery of such failure by the Servicer;

          (iv) The occurrence of a "Servicer Termination Event" described in Section 3.1(a) of the Servicing Agreement;

          (v) Any representation, warranty or statement of the Servicer made under the Servicing Agreement or this Agreement or any certificate, report or other writing delivered pursuant hereto or thereto relating to the Sold SUBI Portfolio shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after the earlier to occur of (x) written notice thereof shall have been given to the Servicer, by the Issuer or the Indenture Trustee or (y) discovery of such failure by the Servicer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

          (vi) The Servicer shall have created, either indirectly or directly, or allowed to suffer to exist, any Lien on the Sold SUBI Certificates, the Sold SUBIs or any Origination Trust Assets included in the Sold SUBIs Portfolios, other than Permitted Liens.

     (b) Upon the giving of any such notice of the occurrence of a Servicer Termination Event to the Servicer, the Issuer, subject to Section 10.1 of this Sold SUBI Servicing Supplement, may replace the Servicer with a successor Servicer satisfactory to it and upon the effective date of the assumption by the successor Servicer of its duties, all rights, powers, duties and responsibilities of the Servicer with respect to the Sold SUBI Portfolios under the Servicing Agreement as supplemented by this Sold SUBI Servicing Supplement, but excluding the obligations set forth in Section 9.1(d) hereof as being retained by the Servicer, shall vest in and be assumed by, such successor Servicer, and the Issuer and the SUBI Trustee are each hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, or to direct the Servicer to deliver, all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the SUBI Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption, including, without limitation, (i) directing the Obligors to remit payments on or in respect of the Sold SUBIs to an account or address designated by such new Servicer and (ii) directing the Servicer to deliver and transfer to the successor Servicer (A) all cash amounts (including all Security Deposits being held by the predecessor Servicer pursuant to Section 2.4 of the Servicing Agreement) that shall at the time be held by the predecessor Servicer under the Servicing Agreement and this Sold SUBI Servicing Supplement or otherwise or shall thereafter be received by it with respect to the Sold SUBI, and (B) all related Lease Documents, Certificates of Title and other related items that from time to time come into possession of the predecessor Servicer with respect to the Sold Units or the Fleet Receivables. Further, within 10 Business Days of the receipt by the Servicer of such direction, the Servicer shall use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Sold SUBI Portfolios to the new Servicer, and as promptly as practicable, the Servicer shall provide to the new Servicer a current computer tape containing all information from the Servicing Records required for the proper servicing of the Sold SUBI Portfolios, (including all origination and servicing information, records and data relating to the Sold Units or the Fleet Receivables, in a form readily and immediately usable by such new Servicer) together with documentation containing any and all information necessary for use of the tape. All reasonable costs and expenses (including attorney's fees) incurred by the successor Servicer in connection with the transfer of the servicing of the Sold SUBI Portfolios to the new Servicer (including the transfer of such Lease Documents and Certificates of Title) and amending the Servicing Agreement and this Sold SUBI Servicing Supplement to reflect the succession to successor Servicer shall be paid by the predecessor Servicer.

     (c) Upon the effectiveness of the assumption by the successor Servicer of its duties pursuant to this Section 9.1, the successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under the Servicing Agreement with respect to the Sold SUBI Portfolios, and shall be subject to all the responsibilities, duties and liabilities relating thereto, except with respect to the obligations of the predecessor Servicer that survive its termination as the Servicer as set forth in Section 9.1(d). No Servicer shall resign or be relieved of its duties under the Servicing Agreement, as Servicer of the Sold SUBI Portfolios, until a newly appointed Servicer for the Sold SUBI Portfolios shall have assumed the responsibilities and obligations of the terminated Servicer under the Servicing Agreement and this Sold SUBI Servicing Supplement.

     (d) No termination of the Servicer as to the Sold SUBI Portfolios shall affect the obligations of the Servicer pursuant to Section 7.9 or Section
7.15 (but only to the extent of the Certifications made or deemed made prior to such termination) of this Sold SUBI Servicing Supplement.

     Section 9.2.   No Effect on Other Parties.

     Upon any termination of the rights and powers of the Servicer with respect to the Sold SUBI Portfolios pursuant to Section 9.1 hereof, or upon any appointment of a successor to the Servicer with respect to the Sold SUBI Portfolios, all the rights, powers, duties and obligations of the Trustees, the UTI Holder and the Settlor under the Origination Trust Agreement, the Servicing Agreements, the Sold SUBI Supplements, any other SUBI Supplements, any other SUBI Servicing Agreement Supplements or any other Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided herein or therein.

                                   ARTICLE X

                   ASSIGNMENT OF SERVICING AGREEMENT RIGHTS

     Section 10.1.  Assignment.

     Each party hereto hereby acknowledges and consents to (i) the pledge and assignment by SPV to the Issuer pursuant to the Transfer Agreement of all of the SPV's rights under the Servicing Agreement and this Sold SUBI Servicing Supplement and (ii) the pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee for the benefit of the Investor Noteholders pursuant to the Indenture of all of the Issuer's right, title and interest in and to the Servicing Agreement and this Sold SUBI Servicing Supplement.

                                  ARTICLE XI

                                 MISCELLANEOUS

     Section 11.1.  Termination of Agreement.

     (a) If all of the interest in the Sold SUBIs is transferred to the UTI Holder, then the Servicer, upon the direction of the UTI Holder as provided in Section 11.4 of each of the Sold SUBI Supplements, shall reallocate all Sold SUBI Assets to the UTI Portfolio and the respective duties and obligations of the Servicer and the SUBI Trustee with respect to the Sold SUBIs created by the Servicing Agreement and this Sold SUBI Servicing Supplement shall terminate.

     (b) Except as provided in this Section 11.1, the respective duties and obligations of the Servicer and the SUBI Trustee with respect to the Sold SUBI Portfolios created by the Servicing Agreement and this Sold SUBI Servicing Supplement shall terminate upon the termination of the Servicing Agreement pursuant to Section 4.1 thereof (and with the consent of SPV, the Issuer and the Indenture Trustee in the case of a termination pursuant to
Section 11.1(a) hereof). Upon such a termination, the Servicer shall pay over to the UTI Holder or any other Person entitled thereto all moneys held by the Servicer with respect to the Sold SUBI Portfolios pursuant to the Servicing Agreement and this Sold SUBI Servicing Supplement.

     Section 11.2.  Amendment.

     (a) Notwithstanding Section 4.2 of the Servicing Agreement and subject to Section 10.1 hereof, the Servicing Agreement, as supplemented by this Sold

SUBI Servicing Supplement, to the extent that it deals with the Sold SUBI Portfolios, may be amended from time to time in accordance with this Section 11.2.

     (b) Subject to Section 10.1 hereof, the Servicing Agreement and this Sold SUBI Servicing Supplement may be amended from time to time to the extent that it relates to the Sold SUBIs by SPV, with the consent of the SUBI Trustee but without the consent of any other Person, to correct any inconsistency or cure any ambiguity or errors in the Servicing Agreement or this Sold SUBI Servicing Supplement in a manner which would have no adverse effect on any holder of the Sold SUBI Certificates or any pledge or assignee thereof.

     (c) Subject to Section 10.1 hereof, the Servicing Agreement or this Sold SUBI Servicing Supplement may be amended in any respect from time to time to the extent that it relates to the Sold SUBIs by SPV, with the consent of the holder of the Sold SUBI Certificates and any pledgee or assignee thereof.

     (d) Prior to the execution of any such amendment or consent, the Servicer shall furnish at least five (5) Business Days prior written notification of the substance of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests; provided, that the Servicer shall have no obligation to furnish either Rating Agency with prior written notice of the substance of any amendment or consent to the Servicing Agreement. No later than ten (10) Business Days after the execution of any such amendment or consent, the Servicer shall furnish a copy of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests, the Issuer and the Indenture Trustee.

     (e) Prior to the execution of any amendment to the Servicing Agreement or this Sold SUBI Servicing Supplement, the Issuer and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Servicing Agreement or this Sold SUBI Servicing Supplement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

     Section 11.3.  Governing Law.

     THIS SOLD SUBI SERVICING SUPPLEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

     Section 11.4.  Notices.

     The notice provisions of Section 4.4 of the Servicing Agreement shall apply equally to this Sold SUBI Servicing Supplement.

     Section 11.5.  Third Party Beneficiary.

     SPV and each assignee or pledgee of the SPVs interest in this Sold SUBI Servicing Agreement is an express third party beneficiary of the obligations of the parties hereto and may directly enforce the performance of any of such obligations hereunder.

     Section 11.6.  Severability.

     If one or more of the provisions of this Sold SUBI Servicing Supplement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Sold SUBI Servicing Supplement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Sold SUBI Servicing Supplement invalid or unenforceable in any respect.

     Section 11.7.  Binding Effect.

     The provisions of the Servicing Agreement and this Sold SUBI Servicing Supplement, insofar as they relate to the Sold SUBI Portfolios, shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto, including, but not limited to, SPV, the Issuer and the Indenture Trustee.

     Section 11.8.  Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 11.9.  Execution in Counterparts.

     This Sold SUBI Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     Section 11.10.  Further Assurances.

     Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Sold SUBI Servicing Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

     Section 11.11.  Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this Sold SUBI Servicing Supplement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as SUBI Trustee of the Trust under the Origination Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any party under the Transaction Documents.

     Section 11.12.  Series Liabilities.

     Each party hereto represents, warrants and covenants that (a) each of the Sold SUBIs is a separate series of the Origination Trust as provided in
Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.
Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Sold SUBIs or the Sold SUBI Portfolios shall be enforceable against the respective Sold SUBI Portfolios only, as applicable, and not against any other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI, any other SUBI portfolio, the UTI or the UTI Portfolio shall be enforceable against such other SUBI portfolio or the UTI portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the respective Sold SUBIs) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Sold SUBIs, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Sold SUBIs or the Sold SUBI Portfolios shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Sold SUBIs or any SUBI Assets other than the Sold SUBI Portfolios shall be entitled to maintain any action against or recover any assets allocated to the Sold SUBIs, and (e) any purchaser, assignee or pledgee of an interest in the Sold SUBIs, the Sold SUBI Certificates, any other SUBI, any other SUBI Certificate, the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in
Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or Sold SUBI Certificate (as defined in the Origination Trust Agreement), to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Section 11.13.  No Petition.

     With respect to each Special Purpose Entity, each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization (i) no party hereto shall authorize such Special Purpose Entity to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Special Purpose Entity or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Special Purpose Entity or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Special Purpose Entity, or to make a general assignment for the benefit of any party hereto or any other creditor of such Special Purpose Entity, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Special Purpose Entity under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, any Special Purpose Entity an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any State of the United States.

                      [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                       D.L. PETERSON TRUST

                                       By:  Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Delaware Trustee

                                       By:  /s/ James P. Lawler
                                            --------------------------------
                                            Name:     James P. Lawler
                                            Title:    Vice President

                                       PHH VEHICLE MANAGEMENT SERVICES LLC

                                       By:  /s/ Gerard Kennell
                                            --------------------------------
                                            Name:     Gerard Kennell
                                            Title:    Senior Vice President

                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as SUBI
                                       Trustee

                                       By:  /s/ James P. Lawler
                                            --------------------------------
                                            Name:     James P. Lawler
                                            Title:    Vice President

                            Acknowledged and Agreed:
                            GREYHOUND FUNDING LLC,
                            as the Issuer

                            By:  /s/ Kevin P. Burns
                                ---------------------------------
                                Name:     Kevin P. Burns
                                Title:    Manager

                            THE CHASE MANHATTAN BANK,
                            not in its individual capacity but solely as the Indenture Trustee

                            By:  /s/ Jennifer Cupo
                            ---------------------------------
                                Name:     Jennifer Cupo
                                Title:    Vice President


                            RAVEN FUNDING LLC

                            By:  /s/ Kevin Sheehan
                            ---------------------------------
                            Name:     Kevin Sheehan
                            Title:    Manager

                                                   Exhibit A to the Sold SUBI
                                      Supplement 1999-1 to Servicing Agreement


                         FORM OF SERVICER CERTIFICATE


          In connection with Raven Funding LLC's ("SPV") contribution of certain of the Trust Assets to the Origination Trust pursuant to the Contribution Agreement and the allocation of the Trust Assets to the 1999-1A SUBI on the Closing Date, the undersigned, in my capacity as a duly elected Authorized Officer of the PHH Vehicle Management Services LLC, as servicer under the Sold SUBI Supplement 1999-1 to Servicing Agreement (the "Servicer"), dated as of June 30, 1999 (the "Sold SUBI Servicing Supplement"), among D.L. Peterson Trust, Wilmington Trust Company, as SUBI Trustee, SPV and the Servicer, do hereby certify, on behalf of the Servicer that:

          (A) all of the Master Lease Agreements allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Master Leases as of the Initial Cut-off Date;

          (B) all of the Leases under such Master Lease Agreements included in the Initial Aggregate Lease Balance were Eligible Leases as of the Initial Cut-off Date; and

          (C) all of the Consumer Leases allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Consumer Leases as of the Initial Cut-off Date.

          This certificate is being delivered to you pursuant to Section 7.15(a) of the Sold SUBI Servicing Supplement.

          Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Sold SUBI Servicing Supplement.

          IN WITNESS WHEREOF, I have hereunto signed my name as of this [__] day of [___], [_____], on behalf of the Servicer, in my capacity as an Authorized Officer thereof.


                                        PHH VEHICLE MANAGEMENT SERVICES LLC,
                                        as Servicer


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:

                                                                  EXHIBIT B TO
                                                           SERVICING AGREEMENT


                   FORM OF QUARTERLY SERVICER'S CERTIFICATE

          The undersigned, an Authorized Officer of __________ (the "Servicer"), as Servicer pursuant to the Servicing Agreement, dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement"), by and among D.L. Peterson Trust, Wilmington Trust Company, as SUBI Trustee, Raven Funding LLC and PHH Vehicle Management Services LLC, as Servicer (the "Servicer") does hereby certify that:
          (a) A review of the activities of the Servicer [IN THE CASE OF INITIAL CERTIFICATE - since the Initial Closing Date] [during the preceding fiscal quarter] and of its performance under the Servicing Agreement Document was made under my supervision; and

          (b) To the best of my knowledge, based on such review, the Servicer has performed in all material respects its obligations under the Servicing Agreement throughout the period covered by this certificate [except as set forth below; describe each material default to occur during such period, as well as the nature and status thereof]

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____day of _______, ____.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:

                                                                    Schedule X


                           Period End Dates for 1999

July 22

August 19

September 23

October 21

November 18

December 16
































                                      -1-